UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2008

CENTURY PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-126490
(Commission File Number)

47-0950123
(IRS Employer Identification No.)

9595 Six Pines Drive, Building 8, Level 2, Suite 8210, The Woodlands, TX 77380
(Address of principal executive offices and Zip Code)

832.631.6061
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On July 9, 2008, we issued 300,000 shares of our common stock to two members of our advisory board, pursuant to advisory services agreements between our company and each of the advisory board members.

The individuals agreed to provide advisory services to our company for an indefinite period, or until terminated by either party, in consideration for 37,500 restricted shares of common stock each at the end of every financial quarter of our company in which the individual serves as a member of our advisory board.

We issued all of the shares to U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) relying on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PETROLEUM CORP.

By:	/s/ Johannes T. Peterson
Johannes T. Peterson
Secretary and Director

Dated: July 24, 2008